EXHIBIT 10.11
                                                                   -------------


                 AMENDMENT NO. 1 TO AGREEMENT AND PLAN OF MERGER

                  AMENDMENT NO. 1 (the "Amendment") dated April 3, 2006 to the AGREEMENT AND PLAN OF MERGER, dated as of January 6, 2006 (this "Agreement"), among iVoice, Inc., a New Jersey corporation ("Parent"), Thomas Pharmaceuticals, Ltd. (f/k/a iVoice Acquisition Corp.), a New Jersey corporation and a direct, wholly owned subsidiary of Parent ("Thomas NJ"), Thomas Pharmaceuticals Ltd., a New York corporation (the "Company"), Farris M. Thomas, Jr., a natural person residing at 320 West 22nd Street, New York, New York, 10011 ("Thomas"), John E. Lucas, a natural person residing at 1255 North Gulfstream Avenue, Apartment 703, Sarasota, Florida, 34236 ("Lucas", and together with Thomas, the "Major Shareholders"), Richard C. Brogle, a natural person residing at 8 Kenneth Lane, Upper Montclair, New Jersey, 07043, Nina Schwalbe, a natural person residing at 55 White Street, New York, New York, 10013, John H. Kirkwood, a natural person residing at 2030 Union Street, San Francisco, California, 94123, and Maureen Gillespie, a natural person residing at 32 West 31st Street, Studio 7, New York, New York, 10001 (Richard C. Brogle, Nina Schwalbe, John Kirkwood, Maureen Gillespie, Thomas and Lucas are each individually referred to herein as "Shareholder" and collectively as the "Shareholders").

                                               W I T N E S S E T H:
                                               - - - - - - - - - -

         WHEREAS, the parties hereto have mutually agreed that the Parent's obligations to invest further in Thomas NJ shall be delayed until June 15, 2006 when Thomas NJ shall have obtained additional sales revenue;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, and intending to be legally bound hereby, the Parent, Thomas NJ and the Shareholders hereby agree to amend the Agreement as follows:

          1. Section 5.04(a) of the Agreement is hereby deleted in its entirety and replaced with the following new language:

               (a) Parent agrees with and covenants to the Shareholders that, following the Effective Time, that if Thomas NJ generates sales (including purchase orders presented in good faith) of at least Two Hundred Thousand Dollars ($200,000) (referred to hereinafter as the "Initial Sales Amount") in the period beginning on January 6, 2006 and ending on the close of business on June 10, 2006, it will purchase from Thomas NJ:
                    (i) an additional Debenture in the principal amount of at least Two Hundred Twenty Five Thousand Dollars ($225,000) on or before June 15, 2006 and (ii) an additional two hundred twenty five (225) shares of Series B Preferred Stock at a cost of Two Hundred Twenty Five Thousand Dollars ($225,000) on or before June 15, 2006. Notwithstanding anything to the contrary, should Thomas NJ not attain the Initial Sales Amount by June 10,

                    2006, then the Parent's obligation to purchase any additional Debentures and/or Series B Preferred Stock as set forth in this Section 5.04 shall be terminated.

          2. All other terms and conditions of this Agreement shall remain in full force and effect.

         IN WITNESS WHEREOF, Parent, Thomas NJ, and the Shareholders have caused this Amendment to be executed as of the date first written above by their respective officers thereunto duly authorized.

                                          IVOICE, INC.


                                          By
                                             ----------------------------------
                                                   Name:
                                                   Title:


                                          THOMAS PHARMACEUTICALS, LTD.
                                          (f/k/a iVoice Acquisition Corp.)


                                          By
                                             ----------------------------------
                                                   Name:
                                                   Title:


                                          -------------------------------------
                                          FARRIS M. THOMAS, JR.

                                          Address:
                                          320 West 22nd Street
                                          New York, New York 10011
                                          Fax:


                                          -------------------------------------
                                          JOHN E. LUCAS

                                          Address:
                                          1255 North Gulfstream Avenue
                                          Apartment 703
                                          Sarasota, Florida 34236
                                          Fax:

                                          -------------------------------------
                                          RICHARD C. BROGLE

                                          Address:
                                          8 Kenneth Lane
                                          Upper Montclair
                                          New Jersey 07043
                                          Fax:



                                          -------------------------------------
                                          NINA SCHWALBE

                                          Address:
                                          55 White Street
                                          New York, New York 10013
                                          Fax:



                                          -------------------------------------
                                          JOHN H. KIRKWOOD

                                          Address:
                                          2030 Union Street
                                          San Francisco
                                          California 94123
                                          Fax:



                                          -------------------------------------
                                          MAUREEN GILLESPIE

                                          Address:
                                          32 West 31st Street
                                          Studio 7
                                          New York, New York 10001
                                          Fax:

                                        3